Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
U.S. Federal income tax rate (as a percent)	21.00%	21.00%	21.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 45,218	$ 55,086	$ 57,831
Change in taxes resulting from:
Tax-exempt interest income	(2,709)	(2,550)	(3,101)
State tax, net of federal income taxes and tax credit and refunds	2,622	2,587	2,673
Other investment income	(2,205)	(1,480)	(1,561)
Deferred tax adjustment due to federal tax rate change			(1,618)
Net investment expense, low income housing investment	1,990	623	2,518
Other	(477)	584	(90)
Total income taxes	$ 44,439	$ 54,850	$ 56,652